                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 21, 2002


                                  Staples, Inc.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                               0-17586                                    04-2896127
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(State or other Juris-               (Commission                                 (IRS Employer
diction of Incorporation)            File Number)                               Identification No.)
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        Five Hundred Staples Drive, Framingham, Massachusetts 01702
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (508)253-5000


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          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

On August 21, 2002, Staples, Inc. entered into an agreement (the "Sale and
Purchase Agreement") to acquire the mail order office products business of Guilbert, SA, a subsidiary of Pinault Printemps Redoute, a French public company. The mail order business operates: (i) in France through Bernard SA and Reliable France, (ii) in Spain through Sistemas Kalamazoo, (iii) in Belgium through JPG Benelux, (iv) in the United Kingdom through Neat Ideas, Limited and
(v) in Italy through Mondoffice.

Attached and incorporated herein by reference in their entirety as Exhibits 2.1 and 99.1, respectively, are copies of the Sale and Purchase Agreement and the press release of Staples, Inc. announcing the execution of the Sale and Purchase
Agreement.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.                DESCRIPTION
-----------                -----------
2.1                        Sale and Purchase Agreement, dated as of August 21, 2002, by and between Staples,
                           Inc. and Guilbert, SA.

99.1                       Text of press release issued by Staples, Inc. on August 22, 2002.
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                                      -2-



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 22, 2002            STAPLES, INC.




                                 By:    /s/  JACK VANWOERKOM
                                        ---------------------------------------
                                        Jack VanWoerkom
                                        Senior Vice President, General Counsel
                                        and Secretary


                                      -3-


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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------
2.1                        Sale and Purchase Agreement, dated as of August 21, 2002, by and between Staples,
                           Inc. and Guilbert, SA.

99.1                       Text of press release issued by Staples, Inc. on August 22, 2002.
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